Exhibit 99.3

Consent of Independent Auditors

To the Board of Directors and Stockholders of
Sciele Pharma, Inc.

Atlanta, Georgia

We hereby consent to the incorporation by reference in the Registration Statements on Form S-4 (No. 333-132077) and Form S-8 (No. 333-117943, 333-108451, 333-89624, 333-40856, 333-39106 and 333-129712) of Sciele Pharma, Inc. of our report dated May 23, 2007 relating to the audited financial statements of Alliant Pharmaceuticals, Inc. which appear in this Form 8-KA.

/s/ BDO Seidman, LLP

Atlanta, Georgia

August 23, 2007